UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
(Names of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
550 SCIENCE DRIVE
MADISON, WI 53711

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 8, 2016

Notice is hereby given for the joint annual meeting of shareholders of the Madison Covered Call & Equity Strategy Fund ("MCN") and the Madison Strategic Sector Premium Fund ("MSP") (MCN and MSP are each referred to herein, individually, as a “Fund” and collectively, the "Funds"). The joint annual meeting of shareholders of the Funds will be held at the offices of the Funds, 550 Science Drive, Madison, Wisconsin 53711, on Thursday, September 8, 2016, at 9:00 a.m. Central time (the "Annual Meeting") to consider the following proposals (the "Proposals"):

PROPOSALS:

1.	To elect Trustees to the Board of Trustees of each Fund (each a "Board" and collectively, the "Boards") as outlined below:
1.a. For MCN only, to elect one Trustee as a Class III Trustee to serve until the Fund's 2019 annual meeting of shareholders or until his/her successor shall have been elected and qualified.
1.b. For MSP only, to elect two Trustees as Class II Trustees to serve until the Fund’s 2019 annual meeting of shareholders or until his/her successor shall have been elected and qualified; and
2. For MSP only, to consider and vote upon a shareholder proposal, if properly presented before the Meeting; and

To transact such other business as may properly come before the joint annual meeting or any adjournments or postponements thereof.

THE BOARDS OF THE FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 (1.a. and 1.b.): ELECTION OF EACH BOARD TRUSTEE NOMINEE.
THE BOARD OF MSP, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMIOUSLY RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 2: SHAREHOLDER PROPOSAL.

Each Board has fixed the close of business on June 23, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date, and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the Annual Meeting.
By order of the Boards of Trustees
Holly S. Baggot, Secretary
Madison, Wisconsin
August 7, 2016

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by mail by signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.  If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card today.

MADISON COVERED CALL & EQUITY STRATEGY FUND
MADISON STRATEGIC SECTOR PREMIUM FUND
PROXY STATEMENT
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 8, 2016

This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison Covered Call & Equity Strategy Fund ("MCN") and the Madison Strategic Sector Premium Fund ("MSP") (each, individually a “Fund” and collectively, the "Funds") in connection with the solicitation by the Boards of Trustees of the Funds (each a “Board” and collectively, the “Boards”) of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Thursday, September 8, 2016 at 9:00 a.m., Central Time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Funds, 550 Science Drive, Madison, Wisconsin 53711. Each share of each Fund (collectively, the “Shares”) is entitled to one vote on each respective proposal for such Fund, and each fractional share is entitled to a fractional vote thereon. Holders of Shares of each Fund are referred to herein as “Shareholders.”
This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don't understand, please contact the Fund at our toll-free number, 800-767-0300.
Each Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to Shareholders to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.
The Notice of Joint Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about August 7, 2016.

Important Notice Regarding the Availability of Proxy Materials
This Proxy Statement is available at the website listed on your proxy card.

INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement (the “Proposals”), in a Question and Answer format, to help you understand and vote on the Proposals. Your vote is important. Please vote by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope.
•Why are you sending me this information?
You are receiving these materials because on June 23, 2016 (the “Record Date”), you owned Shares of one or both of the Funds and, as a result, have a right to vote on the Proposals affecting your Fund. Each Share of the each Fund is entitled to one vote on the Proposal(s) for such Fund, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.
•Why is a shareholder meeting being held?
Because the shares of each Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbols MCN and MSP, and each Fund must hold an annual meeting of shareholders to elect Trustees each fiscal year, and to act on any other business as may properly come before the meeting.
•What proposals will be voted on at the Annual Meeting?
MCN only. Shareholders of MCN are being asked to vote on one proposal.
1. Elect one Trustee as a Class III Trustee of the Board (Mr. Steven P. Riege is the nominee) to serve until the Fund's 2019 annual meeting of shareholders or until his successor shall have been elected and qualified ("Proposal 1.a")
MSP only. Shareholders of MSP are being asked to vote on two proposals.
1. Elect two Trustees as Class II Trustees of the Board (Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the nominees) to serve until the Fund’s 2019 annual meeting of shareholders or until her/his successor shall have been elected and qualified (“Proposal 1.b”), and
2. If properly presented before the meeting, a shareholder proposal regarding self-tender offer ("Proposal 2")
•Will your vote make a difference?
YES! Your vote is important and could make a difference in the governance of each Fund, no matter how many Shares you own.
•Who is asking for your vote?
The enclosed proxy is solicited by the Boards for use at the Annual Meeting to be held on Thursday, September 8, 2016, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting of Shareholders.

•How do the Boards recommend that Shareholders vote on the Proposals?
The Boards of the MCN and MSP, including the Independent Trustees, each unanimously recommends, to its respective shareholders that you vote FOR Proposal: Election of each Board Trustee Nominee.
The Board of MSP, including the Independent Trustees, unanimously recommends that you vote AGAINST Proposal 2: Shareholder Proposal regarding Self-Tender Offer
•Who is eligible to vote?
Shareholders of record of each Fund at the close of business on the Record Date are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof on such Fund's respective proposal(s). Each Fund will vote separately.
•How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Funds at 800-767-0300 to obtain directions to the site of the Annual Meeting. Shares represented by duly executed proxies received prior to the Annual Meeting will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with your Fund's Board recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on applicable Fund's Proposals. Under current interpretations of the NYSE, with regard to Proposal 2 only (relating to the shareholder proposal regarding self-tender offer), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on the Proposal. Accordingly, if you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all. As a result, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.
A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on one or both of the Proposals will be deemed to be an instruction to vote such Shares in accordance with your Fund's Board recommendation of such Proposal(s). If any other business is brought before the Meeting, your Shares will be voted at your proxy holder’s discretion.

•What vote is required to approve the Proposals?
For Proposal 1: Election of each Fund Boards Trustee Nominees must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against the Proposals, but “broker non-votes” will have no effect on the outcome of the vote on the Proposals. Each Fund will vote separately.
For Proposal 2. Shareholder Proposal regarding self-tender offer must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the fund entitled to vote thereon present in person at the meeting or represented by proxy if holders of more than 50% of the fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon. Because “affirmative” votes are necessary to approve Proposal 2, abstentions and broker non-votes have the effect of negative votes on this proposal.
•How many Shares of the Funds were outstanding as of the Record Date?
At the close of business on the Record Date, the following Shares were outstanding of each Fund:
MCN: 19,268,423
MSP: 5,798,291

PROPOSAL 1: ELECTION OF TRUSTEES
Each Fund’s Shares are listed on the NYSE, which requires each Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year.
Shareholders of each Fund are being asked to elect Board Trustees to the Board of their Fund as described below:
For MCN only. To elect one Trustee as a Class III Trustee (Mr. Steven P. Riege is the nominee) to serve until the Fund’s 2019 annual meeting of Shareholders or until his successor shall have been elected and qualified.
Composition of the MCN Board of Trustees. The MCN Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class III trustee nominee is elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustees. Mr. Philip E. Blake is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for re-election at the Fund's 2017 annual meeting of Shareholders.
Class II Trustees. Mr. James R. Imhoff, Jr. is the sole Class II Trustee. It is currently anticipated that the Class II Trustee will next stand for re-election at the Fund's 2018 annual meeting of Shareholders.
Class III Trustees. Mr. Steven P. Riege is the sole Class III Trustee. If elected, the term of Class III Trustee will continue until the Fund's 2019 annual meeting of Shareholders, or until his successor shall have been elected and qualified.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class III Trustee will hold office until the Fund’s 2019 annual meeting of Shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class III Trustee nominee named above. The Class III Trustee nominee nominated by the Board has indicated that he consents to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
For MSP only. To elect two Trustees as Class II Trustees (Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the nominees) to serve until the Fund’s 2019 annual meeting of Shareholders or until her/his successor shall have been elected and qualified.
Composition of the MSP Board of Trustees. The MSP Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class

III Trustees. Assuming the Class II Trustees nominee are elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustees. Mr. Philip E. Blake is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for re-election at the Funds' 2018 annual meeting of Shareholders,
Class II Trustees. Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the Class II Trustees and are standing for election at the Annual Meeting. If elected, the term of each Class II Trustee will continue until the Fund's 2019 annual meeting of Shareholders or until her/his successor shall have been elected and qualified.
Class III Trustees. Mr. Frank E. Burgess and Mr. Steven P. Riege are the current Class III Trustees. It is currently anticipated that the Class III Trustees will stand for re-election at the Fund's 2017 annual meeting of Shareholders.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class II Trustees will hold office until the Fund’s 2019 annual meeting of Shareholders or until his or her successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class II Trustee nominees named above. Each of the Class II Trustee nominees nominated by the Board has indicated that he/she consents to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
For each Fund.
Trustees. Certain information concerning the Trustees and officers of each Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”). Each Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 38 open-end (mutual) funds and two closed-end funds, including the Funds. Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee, MCN and MSP	MCN - Class I Trustee since 2012; to serve until 2017. MSP - Class I Trustee since 2005; to serve until 2018.	Retired investor Lee Enterprises, Inc. (news & advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	40
Edgewood College, 2003 - Present (Chairman of the Board, 2010 - 2012); Nerites Corporation (technology company), 2004 - Present;
Madison Funds (24 mutual funds), 2009 - Present; Ultra Series Fund (14 mutual funds), 2009 - Present

James R. Imhoff, Jr.[1] 550 Science Drive Madison, WI 53711 Born 1944	Trustee, MCN and MSP	MCN - Class II Trustee since 2005; to serve until 2018. MSP - Class II Trustee since 2005; nominee to serve until 2019 if elected.	First Weber Group, Inc. (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	40	Park Bank, 1978 - Present; Madison Funds (24 mutual funds), 2009 - Present; Ultra Series Fund (14 mutual funds), 2009 - Present
Steven P. Riege[1] 550 Science Drive Madison, WI 53711 Born 1954	Trustee, MCN and MSP	MCN - Class III Trustee since 2015, nominee to serve until 2019 if elected. MSP - Class III Trustee since 2014, to serve until 2017.	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986-2001	40	Forward Service Corporation (employment training non-profit), 2010 - Present Stanek Tool Corp., 1990 - Present Madison Funds (24 mutual funds), 2005 - Present; Ultra Series Fund (14), 2005 - Present

Interested Trustees
Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]	Other Directorships Held
Frank E. Burgess[3] 550 Science Drive Madison, WI 53711 Born 1942	Trustee, MSP	MSP - Class III Trustee since 2005; to serve until 2017.	Founder and Former President and Executive Director of Madison; Chairman of the Board of Madison since 2012	1	Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present
Katherine L. Frank[1,3] 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President, MSP	MSP - President since 2005, Class II Trustee since 2006; nominee to serve until 2019 if elected.	Chief Operating Officer and Member, Exec Committee, MIH, 2010 - Present; Managing Director and Vice President of MIH, 1986 - 2010 Executive Director and Chief Operating Officer of MAM, 2010 - Present; Vice President of MAM, 2004 - 2010	39	Madison Funds (24 mutual funds), 2009 - Present; Ultra Series Fund (14 mutual funds), 2009 - Present
1 Nominee for election as a Trustee at the Annual Meeting.
2 As of the date of this Proxy Statement, the Fund Complex was comprised of 38 open-end (mutual) funds, and two closed-end funds (including the Funds).
3 Ms. Frank serves as an officer of MAM.  Since MAM serves as the investment adviser to the Funds, each of these individuals is considered an “interested person” of the Funds as the term is defined in the 1940 Act.

Officers. The following information relates to the executive officers of the Funds who are not Trustees. The officers of the Funds are appointed by the Board and serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Holly S. Baggot 550 Science Drive Madison, WI 53711 Born 1960	Secretary and Assistant Treasurer, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2010
Vice President of MAM, 2009 - Present, and of MIH, 2010 - Present; Vice President of MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), 2012 - Present
Secretary (1999 - Present), Assistant Treasurer (2009 - Present) of Madison Funds (24 mutual funds) and Ultra Series Fund (14 mutual funds)
Director-Mutual Funds of MEMBERS Capital Advisors, Inc. (investment advisory firm), Madison, WI, 2008 - 2009, and Director-Mutual Fund Operations, 2006 - 2008, and Operations Officer-Mutual Funds, 2005 - 2006

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Greg D. Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2005	Vice President of MIH 1999 - Present, and of MAM, 2009 - Present Treasurer of Madison Funds (24 mutual funds) and Ultra Series Fund (14 mutual funds), 2009 - Present
Lisa R. Lange 550 Science Drive Madison, WI 53711 Born 1969	Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, MCN and MSP	MCN: Indefinite Term since April 2015 MSP: Indefinite Term since April 2015
Chief Compliance Officer and Chief Legal Officer, MIH, MIA and MAM, April 2015-Present; NorthRoad Capital Management LLC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer, April 2015-Present; Madison Funds (24), Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, April 2015-Present, Ultra Series Fund (14), Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, April 2015-Present
Attorney, Whyte Hirschboeck Dudek S.C. (2003-2015); Shareholder (2007-2015)

Paul A. Lefurgey 550 Science Drive Madison, WI 53711 Born 1964	Vice President, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2010
Chairman, Executive Committee and Director of Fixed Income Investments of Madison, 2013 - Present; Managing Director and Head of Fixed Income Investments of MIH, 2005 - 2013, and of MAM, 2010 - 2013

Vice President, Madison Funds (26 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 - Present

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President, MCN and MSP	MCN: Indefinite Term since December 2012 MSP: Indefinite Term since March 2005
Chief Investment Officer and Member, Executive Committee of Madison, 2010 - Present; Managing Director and Vice President of MIH, 1990 - 2010

Vice President, Madison Funds (24 mutual funds) and Ultra Series Fund (14 mutual funds), 2009 - Present

Board Qualifications. The members of each Board of Trustees each have experience which led each Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement. Mr. Burgess is the founder and former President of Madison and has over 40 years of experience in the investment management business, while Ms. Frank has been with Madison for 30 years and has held executive management positions during her tenure with the firm. Ms. Frank and Mr. Burgess are the sole members of the MSP Board only who are considered “interested persons” under the 1940 Act. Regarding the Independent Trustees, all of them have substantial experience operating and overseeing a business, whether it be the newspaper business (for Mr. Blake), the real estate business (for Mr. Imhoff), or the management consulting business (Mr. Riege). As a result of this experience, each of them has unique perspectives regarding the operation and management of each Fund and the Board's oversight of each Fund’s operations and management. They use this collective experience to serve each Fund for the benefit of Fund shareholders. Moreover, with the exception of Mr. Riege, each of the Independent Trustees has served in such capacity since each Fund’s inception and, as a result, brings substantial and material experience and expertise to their ongoing roles as Trustees of each Fund. Mr. Riege has served on the Board of Trustees of Madison Funds and the Ultra Series Fund, each of which is part of the Fund Complex, since 2005.
Board Committees. The Trustees of each Board have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Each Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. Each Board has an Audit Committee (collectively, the "Audit Committees"), composed of Philip E. Blake (Chair), James R. Imhoff, Jr. and Steven P. Riege. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with each Fund’s independent registered public accounting firm.
The Audit Committees of MCN and MSP presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund, the audited financial statements of the Fund for the fiscal year ended December 31, 2015; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committees and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committees concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committees recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.
Each Audit Committee is governed by a written charter, the most recent version of which was approved by the Fund's Board on May 5, 2016 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, each Fund’s Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Fund's proxy statement, and so it is included as Attachment A hereto. It is also available on the Funds' website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter by calling the Fund toll-free at 800-767-0300.
Nominating and Governance Committee. Each Board has a Nominating and Governance Committee (collectively, the "Nominating and Governance Committees"), which is composed of Philip E. Blake, James R. Imhoff, Jr. (Chair), and Steven P.

Riege, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.
Each Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Fund's Board on May 5, 2016.  In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund's proxy statement, and so it is included as Attachment B hereto. It is also available on the Fund's website at www.madisonfunds.com. You may request a hard copy of the Nominating & Governance Committee Charter by calling the Fund toll-free at 800-767-0300.
As part of its duties, the Board's Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committees will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committees, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Each Fund's nominees for election at the Annual Meeting currently serve as Trustees of the Fund and were unanimously nominated by the Fund's Board and its Nominating and Governance Committee.
Leadership Structure of the Board. Each Fund's Board of Trustees is relatively small and operates in a collegial atmosphere.  For MSP only, although no member is formally charged with acting as Chairman, Ms. Frank typically acts as the Chairperson during meetings. Each Board's members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with the Fund's governance.  Each Board has charged Mr. Imhoff with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accounting firm).
As the investment adviser to each Fund, MAM is responsible for the overall risk management of each Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to each Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. Each Board oversees risk management of the

Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports directly to the Independent Trustees, provides each Board with quarterly risk management reports and a comprehensive annual report regarding matters including the operation of the policies and procedures of the Fund and each investment adviser, principal underwriter, administrator and transfer agent of the Fund and any material compliance matters. The Boards exercise their oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committees receive periodic reports from the Fund’s independent accountants. The Boards' committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.
Given the small size of each Board, its committee structure led by Independent Trustees, the openness of each Board's meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, each Board has determined that its current leadership structure is adequate for the protection its Fund investors.
Shareholder Communications with the Board. Shareholders and other interested parties may contact their Fund's Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Beneficial Ownership of Securities. As of the Record Date June 23, 2016, each Trustee beneficially owned equity securities of each Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in MCN	Dollar Range of Equity Securities in MSP	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex[1]
Independent Trustees
Philip E. Blake	$10,001 - $50,000	$10,001-$50,000	Over $100,000
James R. Imhoff, Jr. (MSP Nominee)	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
Steven P. Riege (MCN Nominee)	None	None	$10,001 - $50,000
Interested Trustees
Frank E. Burgess	N/A2	Over $100,000	Over $100,000
Katherine L. Frank (MSP Nominee)	N/A2	$50,001-$100,000	Over $100,000
1As of December 31, 2015, the Fund Complex was comprised of 40 open-end (mutual) funds and two closed-end funds, including the Fund.
2Mr. Burgess and Ms. Frank are not Trustees of MCN.

As of the Record Date, no individual Trustee owned more than 1% of the outstanding Shares of either MCN or MSP; however, the Trustees and officers of MSP as a group owned approximately 1% of the outstanding Shares of MSP.
Board Meetings. Four meetings of each Board were held during each Fund’s fiscal year ended December 31, 2015. Four meetings of each Fund’s Audit Committee and each Fund’s Nominating and Governance Committee were also held during the Fund’s fiscal year ended December 31, 2015. Each Trustee attended all (100%) of the meetings of each Board (and any committee thereof on which he or she serves) held during each Fund’s fiscal year ended December 31, 2015. It is each Fund’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation. Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of each Fund’s Trustees for its most recently completed fiscal year. Each Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
Each Fund’s Trustees were compensated as follows:

Trustee	Aggregate Compensation from MCN	Aggregate Compensation from MSP	Total Compensation from the Fund and Fund Complex[1] Paid to Trustees
Philip E. Blake	$12,000	$6,000	$89,500
Frank E. Burgess	N/A2	$0	$0
Katherine L. Frank (MSP Nominee)	N/A2	$0	$0
James R. Imhoff, Jr. (MSP Nominee)	$12,000	$6,000	$89,500
Steven P. Riege (MCN Nominee)	$9,000[3]	$6,000	$89,500
1As of December 31, 2015, the Fund Complex was comprised of 40 open-end (mutual) funds and two closed-end funds, including the Fund.
2 Mr. Burgess and Ms. Frank are not Trustees of MCN.
3Mr. Riege was appointed to MCN on May 18, 2015 and, therefore, did not receive compensation for the full year.
Shareholder Approval. The affirmative vote shareholders of each Fund holding a majority of the Shares present in person at the Meeting or represented by proxy is necessary to approve each of the nominees, provided a quorum is present. Each Fund votes separately.
Votes withheld will have the same effect as votes against Proposal 1. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1.
Board Recommendation. THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES (EACH FUND'S PROPOSAL 1).

PROPOSAL 2. SHAREHOLDER PROPOSAL
REGARDING A SELF-TENDER OFFER
A shareholder of MSP, Merlin Partners LP, has informed the Fund that it intends to submit a shareholder proposal at the Meeting and has requested that the Fund include the shareholder proposal in this year's proxy materials. The Fund will provide Merlin Partners LP's address and number of shares it owns promptly to any shareholder upon receiving an oral or written request for such information.
The shareholder proposal and the supporting statement for it, exactly as received by the Fund, are set forth below and are followed by the Board's explanation of the reasons for opposing the proposal. The Fund is not responsible for the shareholder proposal or the supporting statement.
SHAREHOLDER PROPOSAL
RESOLVED: The shareholders of Madison Strategic Sector Premium Fund (“MSP” or the “Fund”) request that the Board of Trustees authorize a self-tender offer for all outstanding common shares of the Fund at or close to net asset value (NAV).  If more than 50% of the Fund’s outstanding common shares are submitted for tender, the Board is requested to cancel the tender offer and take those steps that the Board is required to take to cause the Fund to be liquidated or converted into an exchange traded fund (ETF) or an open-end mutual fund.
SUPPORTING STATEMENT
A conditional tender is in the best interests of the Fund's stockholders for the following reasons:
Madison Asset Management, LLC has failed to effectively manage the Fund's discount1:

•	MSP has traded at an average annual double-digit discount to NAV every year since 2007. The average annual discount on a 1, 3, 5 and 10 year basis has been -10% or worse.

•
Despite the Fund's persistent high discount to NAV, we have not seen the Fund's advisor take action to proactively address the discount. MSP has never conducted a tender since its inception in 2005, and annual dividend distributions have declined since 2007 when $1.80 per share of dividends were annually distributed vs. today's $1.04 rate (which hasn't been increased since 2010).

Madison Asset Management, LLC has delivered subpar investment results1:

•	The Fund has underperformed its benchmark index (CBOE S&P 500 BuyWrite Index "BMX") on a 1 Year, 3 Year, 5 Year and 10 Year basis, and since inception.

•
The Fund's advisor manages a mutual fund, Madison Covered Call & Equity Income Fund (MENYX), which has actually slightly outperformed MSP over the past 5 years. In fact, the same portfolio manager, Frank Burgess, manages both funds. Considering the double digit discount and the Fund's lack of liquidity, MSP shareholders may be better served if the Fund's assets were merged into MENYX.

___________________________________
1Source: Factset Research Systems, Inc. for discount and returns data as of 2/3/16.

MSP's market capitalization is only $61 million. As a result of the low asset level, after conducting a tender offer in which more than 50% of the common shares are tendered, the viability and economic feasibility of the Fund as a standalone public vehicle would be questionable. In this case, we believe the shareholders' interests would be best served if MSP were merged into MENYX or if the Fund were liquidated at NAV. If you agree, please vote in favor of this proposal.
Board Recommendation. AS DETAILED IN THE FOLLOWING STATEMENT OF OPPOSITION, THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE SHAREHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE SHAREHOLDER PROPOSAL (PROPOSAL 2).
STATEMENT OF OPPOSITION
The Board has reviewed and considered the shareholder proposal described above, has concluded that the proposal is not in the best interests of the Fund, and therefore strongly recommends that the Fund’s shareholders reject the proposal. The key reasons for the Board's opposition to the shareholder proposal are summarized below and are more fully described in the discussion that follows:

(1)
The Board believes that a tender offer is not in the best interests of the Fund's long-term shareholders. A tender offer would primarily benefit opportunistic short-term investors in the Fund, providing them a quick financial gain at the expense of the Fund’s long-term shareholders.

(2)
The Board periodically reviews the Fund's discount and considers measures that might address the discount and enhance shareholder value. As part of its evaluation of measures to reduce the Fund's discount and to potentially enhance shareholder value, the Board has maintained a quarterly distribution rate of $0.26/share, which based on the Fund's May 31, 2016 market price of $11.57 represents a 9.0% annualized yield. The Fund’s discount is within the range of similar closed-end option funds and the yield has consistently and substantially exceeded the average yield of similar option funds.

(3)
The proposed tender offer, liquidation, or conversion to an ETF or open-end mutual fund would be inconsistent with the Fund's investment strategies and could have a number of adverse consequences, including: (i) a drastic reduction in the size of the Fund that would be preceded by a rapid liquidation of the Fund’s portfolio holdings, (ii) significant transactions costs being incurred by the Fund, (iii) the loss of the benefits of utilizing a closed-end fund structure, (iv) the imposition of higher on-going costs and expenses; and (v) potential adverse tax consequences for Fund shareholders in taxable accounts.

Not in the best interests of long-term shareholders. The Board believes that the tender offer contemplated in the shareholder proposal is not in the best interests of long-term shareholders of the Fund. A tender offer would primarily benefit short-term shareholders of the Fund who seek to capitalize on the Fund's discount at the expense of long-term shareholders of the Fund. The tender offer was submitted by Merlin Partners, LP, an affiliate of Ancora Advisors, LLC. Merlin Partners and Ancora Advisors are well-known in the closed-end fund universe for submitting numerous shareholder proposals to closed-end funds with the objective, in our view, of seeking a quick trading profit and, in the case of the Fund, without consideration of the interests of the Fund's long-term shareholders. Shareholders who purchased the Fund based upon its primary investment objective of providing a high level of current income and current gains and its secondary objective of long-term capital appreciation, should consider the Fund's investment strategy, overall long-term performance, cash distributions and distribution rate.
The Fund seeks to pursue its investment objectives by investing primarily in the common stock of large- and mid-capitalization companies that are, in the view of its Adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities.
The Fund believes its periodic dividends are an important component of the investment portfolios of the Fund’s long-term shareholders. The current annualized yield of the Fund is 9.0% based on market price, and 8.1% based on NAV, as of the close of business on May 31, 2016. Since its inception in April 2005 through the first quarter of 2016, the Fund has distributed over $78.6 million to its shareholders, equating to $13.64 per share. Cumulative total return from inception through May 31, 2016 is 59.65% based on market price and 67.17% based on NAV. Based on the CBOE Commissioned-study “Performance Analysis of Options-Based Equity Mutual Funds, CEFs, and ETFs” issued in January 2015 (the “Black-Szado Study”), the average distribution yield of all options based funds over the period January 1, 2000 to December 31, 2014 was just over 5%.1
The average distribution yield of options-based funds are depicted on the following chart. MSP’s annualized yield consistently and substantially exceeds the average distribution yield of options-based funds.

Exhibit 12 - Options-Based Funds Annual Distribution Yield

(Jan. 1, 2000 to Dec. 31, 2014)

9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average Distribution Yield

Exhibit 12: The exhibit provides the annual average distribution yield calculated as the total distributions for each fund over a calendar year divided by the ending price of the fund for the previous year, and averaged across all funds in the Options-Based Funds index.

Sources: Morningstar and Bloomberg.

_______________________________________________________________________________________________________________________________________
1"Performance Analysis of Options-Based Equity Mutual Funds, CEFs, and ETFs” (January 2015), Keith Black, Ph.D., CAIA, CFA and Edward Szado, Ph.D., CFA

The Fund believes that the divergence in market prices for the Fund's shares from the Fund's underlying NAV per share is inherent in the closed-end fund structure. Discounts to NAV are overwhelmingly common among closed-end funds, particularly equity funds. According to data provided by Lipper on the Closed-End Fund Center, as of June 3, 2016, out of 226 closed-end equity funds, 197 (87%) traded at a discount. For such funds the average discount was 8.45%. Trading at a discount tends to attract short-term investors seeking to realize a profit of the incremental differential between the market price paid by the investor and the fund's NAV. The Board does not endorse short-term trading as it is inconsistent with the Fund's investment approach and with the investment objectives of the Fund’s long-term shareholders.
Since the financial crisis when closed-end fund discounts soared, the Fund has traded at higher discounts in recent years (its three year average discount is 12.23%), which, like similar funds, the Adviser believes is largely attributable to the low interest rate environment that has persisted since the financial crisis. However, the Fund's discount has recently been trending lower and as of June 14, 2016, the discount was 8.69%. With respect to closed-end option funds analyzed in the Black-Szado Study, the discounts range from 2.93% to 28.97%. The one-year average discount to NAV as of May 31, 2016 was 8.09%.2 While MSP’s 1-year discount to NAV of 9.91% is higher than the average discount of the funds in the study, it is in no way an outlier and is consistent with the discounts experienced by similar closed-end funds using a similar investment strategy.
With respect to the reduction in the Fund’s distribution from $1.80 in 2007 to the current $1.04, it should be noted that the market decline in 2008-2009 required that the Fund’s distribution be right-sized in order to maintain an appropriate and sustainable yield. Other closed-end funds that did not immediately reduce their distribution may have traded at a smaller discount and possibly a premium but their distribution rate was not sustainable and most other closed-end funds eventually reduced their distribution rates. Reducing the Fund’s distribution in a prudent and timely manner negatively impacted the Fund’s discount to NAV relative to other closed-end funds and, in part, explains the somewhat higher average discount compared to other closed-end option funds.
A discount provides a closed-end fund’s shareholders with the opportunity to obtain exposure to the fund’s underlying assets at a price that is below the market price for those assets, and investors who reinvest their dividends and capital gains distributions at a discount may receive greater returns over the long term. Shareholders who sell their shares at a discount will not receive the NAV of their shares, and many such shareholders paid less than NAV for shares at the time of purchase.
As mentioned above, the Board regularly reviews the level of the Fund's discount and considers measures that are intended to provide long-term benefit to the Fund's shareholders, including those relating to dividends and distributions and open-market share repurchases. In evaluating these measures, the Board considers whether their implementation would be in the best interests of the Fund's shareholders and could have a meaningful long-term effect on the discount based on a number of factors, including the experiences of other fund complexes that have implemented similar measures.
__________________________________________________________________________________________________________________________________
2Source: Bloomberg. Note two funds in the Black-Szado Study have been excluded from the calculation. One fund does not have a 5-year track record and the other fund is focused on one sector (Technology).

Regarding the Fund’s performance, MSP generally has performed in line with the CBOE S&P 500 BuyWrite Index (BXM). For periods ended May 31, 2016, MSP (based on NAV net of all fees) marginally underperformed the BXM over the 3 year period by 34 basis points. Over the 5 year period, MSP underperformed by 1 basis point. Over the 7 year period, MSP outperformed by 36 basis points. Over the 10 year period, MSP underperformed by 39 basis points.
The shareholder proposal not only fails to provide any data or rationale demonstrating how a tender offer, liquidation, or conversion to an ETF or open-end fund would improve the Fund's long-term performance, but it also fails to show why such actions might be preferable to current features of the Fund that shareholders might consider important to their long-term investment objectives, such as regular distributions and significant distribution yield. The shareholder proposal also does not take into account the strong commitment of the Adviser and the Board to act in the best interests of the Fund and its shareholders as demonstrated by the actions taken over the years to enhance shareholder value.
Tender Offer
The Board has carefully considered the likely impact of the proposed tender offer on the Fund and its shareholders and believes that a tender offer for all outstanding common shares of the Fund is not in the best interests of the Fund and its shareholders.
The Board believes that such a tender offer would result in a drastic reduction in the size of the Fund, which would result in increased costs and potential adverse tax consequences for long-term shareholders who do not tender their shares of the Fund. In addition, the Board believes that the announcement of an intention to conduct an “any and all” tender offer would attract arbitrageurs who would purchase shares of the Fund’s common stock for the sole purpose of tendering those shares and realizing a short-term trading profit.
Reduction in Fund Size and Increase in Expenses. In order to finance the type of substantial tender offer contemplated by the shareholder proposal, the Fund would likely be required to liquidate a significant portion of its portfolio holdings in a relatively short time to raise cash to satisfy tender requests. The Fund’s sale of portfolio securities for this purpose may exert downward pressure on the prices of certain portfolio securities, thereby increasing the amount of such securities that the Fund would be required to sell. The sale of a significant portion of the Fund’s portfolio holdings and the subsequent distribution of cash to satisfy tender requests would reduce the Fund’s total assets significantly. Such a reduction would likely cause the Fund’s expense ratio to increase because the fixed costs of operating the Fund would not decrease as assets decrease. Remaining shareholders would bear their allocable portion of these operating expenses.
Transaction Costs and Tax Consequences to Remaining Shareholders. The Fund would incur transaction costs in selling portfolio holdings to satisfy tender requests, and remaining shareholders would incur the tax burden related to any capital gains distribution resulting from the sales. Furthermore, the amount of the Fund’s assets available for future investment would decline, making it more difficult to achieve the Fund’s investment objectives.
Each of these results could adversely affect the Fund’s long-term performance.

Liquidation or Conversion to an Open-End Fund or ETF
Inconsistent with the Fund's investment strategies and potentially costly. With respect to the second set of alternatives contained in the shareholder proposal, the Board believes that liquidating the Fund or converting it to an open-end fund or ETF if more than 50% of the Fund's outstanding shares are tendered would not be in the best interests of the Fund's shareholders. Each of the alternatives could only be accomplished with additional time and expense, and comes with, among other things, the negative consequences described below.
Liquidation
In addition to the Fund's investment strategy, the Fund also features other important aspects that the Board and the Adviser believe are valuable to shareholders, such as the Fund's regular distributions and significant distribution yield. Liquidating the Fund would eliminate any possibility that these features of the Fund, which shareholders might consider important to their long-term investment objectives, would continue. Liquidation is also a lengthy and costly process with many of the same disadvantages detailed above relating to a tender offer. A liquidation of the Fund would eliminate the Fund as an investment option for all shareholders and would necessarily involve the sale of all of the Fund’s assets, which is governed by Delaware law. The Fund would be required to obtain approval of both the Board and the Fund’s shareholders before it could sell all of its assets and dissolve the Fund. A liquidation of the Fund could also have adverse tax consequences for the Fund’s shareholders.
The Board does not believe that liquidating the Fund would be in the best interests of the Fund’s shareholders.
Conversion/Merger into an Open-End Fund or ETF
Similarly, the Board does not believe that converting the Fund to an open-end fund or ETF would be in the best interests of shareholders. As described in more depth below, closed-end funds are different from open-end funds, including ETFs, in meaningful ways, such as to the extent to which they can use leverage and implement managed distribution policies. A conversion to an open-end fund or ETF would result in termination of the quarterly distribution pursuant to the managed distribution policy. Many investors favor closed-end funds for their consistent cash flow. In addition, if the Fund were to convert to an open-end fund, it would incur additional distribution-related expenses. Managing an open-end fund would also require the Fund to change its investment strategies. Unlike a closed-end fund, open-end funds must accommodate ongoing cash inflows and outflows, which means that the amount of investable assets changes continually and unpredictably. This can sometimes act as a constraint on certain longer-term investment strategies.
In the event of a conversion to an unlisted open-end mutual fund, shareholders would lose the benefits of owning an exchange-listed fund, including the governance protocols and the ability to purchase and sell Fund shares intra-day. Any proposed conversion to an ETF would require the Fund to apply for, and obtain, an SEC order granting the exemptions under the Investment Company Act of 1940 that are necessary for a fund to operate as an ETF, a potentially time-consuming and expensive process. In addition, the "conditions to relief" imposed by the SEC in its ETF exemptive order, if granted, may result in substantive changes in the manner in which the Fund conducts its business.

The Board strongly believes that converting the Fund to an open-end fund would deprive the Fund’s shareholders of the following benefits of the closed-end structure:

•	a stable asset base that can be invested for the long-term, unconstrained by the unpredictable near-term liquidity requirements associated with an open-end fund;

•	an operating structure that is more cost-effective than that of many open-end funds; and

•	a structure that allows for more tax-efficient management of the portfolio than would be possible if the Fund were operated as an open-end fund.
Increase in Expense Ratio. It is likely that the Fund’s expense ratio would increase following a conversion to an open-end fund. Among other factors, the Adviser expects that substantial redemptions of Fund shares would occur, as arbitrageurs typically buy up closed-end fund shares in advance of an open-ending in order to promptly redeem them upon the fund’s conversion to open-end status. A reduction in the size of the Fund would result in the Fund’s fixed expenses being spread over a smaller asset base, thereby proportionally increasing the effect of such expenses on a per-share basis. These expenses would include legal, administrative and accounting, audit and custody expenses. In addition, the Fund would incur new ongoing operating expenses associated with an open-end fund, such as the cost of annual registration statement updates, significantly higher transfer agent fees due to higher costs of servicing open-end fund shareholders and Securities and Exchange Commission (“SEC”) and state blue sky registration fees. It is likely that the Fund’s expenses would also increase because, for the Fund to have any chance of realizing significant sales of shares over the longer term as an open-end fund, the Fund would need to adopt and implement a distribution and pricing structure that is the same as that which is currently utilized by the open-end investment companies in the Madison Funds. Under a “multi-class” pricing structure, shareholders may pay sales charges and/or distribution fees that differ depending on the class of shares the shareholders own. The Fund’s shareholders would likely receive Class A shares upon conversion of the Fund to an open-end fund without imposition of a sales charge. Class A shares are generally subject to an annual distribution fee (“Rule 12b-1 fee”) of up to 0.25%. The open-end Madison Covered Call & Equity Income Fund (MENYX) has a 1.28% expense ratio for its Class A shares, which is higher than the Fund’s current expense ratio of 0.98%.
Redemption Fee. As noted above, converting the Fund to an open-end fund would likely lead to substantial redemptions at NAV of Fund shares and temporary redemption fees may be imposed in situations where large redemptions are anticipated in connection with a closed-end fund’s conversion to an open-end fund. The Board may determine to impose a redemption fee of up to 2% of the NAV of the shares redeemed or exchanged for a temporary period following the conversion. A redemption fee would serve to, among other things, offset some of the direct and indirect costs associated with the conversion, including the costs of liquidating portfolio positions, and as an anti-dilution measure to safeguard the interests of non-redeeming shareholders.
Process and Timing. Any conversion or merger of the Fund to effect open-ending would be a lengthy process and involve substantial costs to the Fund. To effect any conversion, the Fund would be required to either (i) amend the Fund’s Charter, change its classification and file a registration statement with the SEC, or (ii) enter into a consolidation, merger, share exchange, transfer or sale of assets with, or a conversion into, another business entity. Under Delaware law, each of these actions would require the Board to, first, consider and adopt a resolution setting forth the proposed action, and then declare the advisability of the action and direct that the proposed action be submitted for consideration at either an annual or special meeting of the Fund’s shareholders. The Fund’s shareholders would then be required to vote to approve the proposed action. The Charter requires shareholder approval by the affirmative vote of at least seventy-five percent (75%) of the Fund’s outstanding shares to convert/merge the Fund from a closed-end fund into an open-end fund.
The process of converting the Fund to an open-end fund would involve additional printing, legal, other professional costs and other expenses of establishing a new structure. These costs and expenses include the costs of preparing a registration statement, including a prospectus, for the Fund, as required by federal securities laws, and the fees associated with notice filings under state securities laws. The Fund estimates that these costs, which would be incurred by the Fund, would be at least $250,000. The Fund believes that the entire process could take at least 4-6 months.
The Board believes that converting or merging the Fund into an open-end mutual fund would not be in the best interests of the Fund and its shareholders. The Board believes that the nonbinding shareholder proposal is not in the best interests of the Fund or its shareholders and strongly recommends that shareholders reject the proposal at the Annual Meeting.
Additional Considerations
The shareholder proposal is advisory only and requests the Board authorize a tender offer based on the terms of the shareholder proposal. If such a tender offer is commenced and more than 50% of the Fund's shares are tendered pursuant to that tender offer, then, consistent with the terms of the shareholder proposal, the Fund would terminate the tender offer and the Board, in its discretion, would consider whether to approve and to submit to shareholders a proposal to liquidate the Fund or convert the Fund to an open-end fund or ETF. Voting for Proposal 2 at the Meeting will not enable shareholders to choose, or indicate any preference, between liquidating the Fund or converting it to an open-end fund or an ETF if the tender offer is terminated in accordance with the terms of Proposal 2. Moreover, liquidating or converting the Fund into an open-end fund or an ETF would require separate approval by the Board, as well as by Fund shareholders at a subsequent meeting of shareholders. A proposal to liquidate or convert the Fund into an open-end or ETF would require approval of holders of at least seventy-five percent (75%) of the outstanding shares of the Fund. Such a process takes additional time and expense and is not guaranteed to succeed if attempted.
Shareholder Approval. To be approved, the Shareholder Proposal regarding self-tender offer must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the fund entitled to vote thereon present at the meeting or represented by proxy if holders of more than 50% of the fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon. The holders of the Shares of the

Fund will have equal voting rights (i.e., one vote per Share and a fractional vote per fractional Share).
Abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 2.
Board Recommendation. THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 2.
ADDITIONAL INFORMATION
Expenses of Proxy Solicitation. The cost of soliciting proxies will be borne by each Fund. In addition, certain officers of the Funds and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the applicable Fund for such out-of-pocket expenses.
Further Information About Voting and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact your Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting.
The Agreement and Declaration of Trust of each Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting for such Fund. The holders of a majority of the Shares of each Fund entitled to vote on each Proposal must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld, abstentions and "broker non-votes" will be counted as present for purposes of establishing a quorum for each Fund.
Each Fund will vote separately on the election of the Proposal(s) applicable for each Fund. All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted as follows:
The Boards of each Fund, including the Independent Trustees, unanimously recommend that you vote "FOR" Proposal 1: Election of each Board Trustee Nominee.

The Board of MSP, including the Independent Trustees, unanimously recommends that you vote "AGAINST" Proposal 2: Shareholder Proposal regarding Self-Tender Offer
Shareholders who execute proxies for either Fund may revoke them at any time before they are voted by filing with the Secretary of each Fund a written notice of revocation,

by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on June 23, 2016 as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of such Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. On the record date, the following shares of each Fund were outstanding:
MCN: 19,268,423
MSP: 5,798,291
Investment Adviser. Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., is each Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of each Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.
Administrator. Madison Asset Management, LLC also serves as administrator to each Fund.  Madison is located at 550 Science Drive, Madison, Wisconsin 53711.
Independent Registered Public Accounting Firm. For the fiscal years ended December 31, 2014 and 2015 and the current fiscal year ending December 31, 2016, Deloitte & Touche LLP (“D&T”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of each Fund. Each Fund does not know of any direct or indirect financial interest of D&T in each Fund. Representatives of D&T will not be in attendance at the Annual Meeting.
Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of each Fund’s annual financial statements for each Fund’s fiscal years ended December 31, 2014 and December 31, 2015 were approximately $24,000 and $20,000, respectively for MCN; and $12,000 and $12,000, respectively for MSP.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of each Fund for each Fund’s fiscal years ended December 31, 2014 and December 31, 2015 for assurance and related services reasonably related to the performance of the audit of each Fund’s annual financial statements were $0 and $0, respectively for both MCN and MSP. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of each Fund for each Fund’s fiscal years ended December 31, 2014 and December 31, 2015 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $3,635 and $3,780, respectively for MCN; and $3,635 and $3,780, respectively for MSP (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or rendered any tax advice that was required to be approved by either Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of either Fund for each Fund’s fiscal years ended December 31, 2014 and 2015.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by D&T for each Fund’s fiscal year ended December 31, 2015 for services rendered to each Fund were $0. In addition, the aggregate non-audit fees billed by D&T for the Fund’s fiscal years ended December 31, 2014 and December 31, 2015 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to each Fund were $0.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committees are governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committees of each Fund have pre-approved all audit and non-audit services provided by D&T to the Fund, and all non-audit services provided by D&T to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund, for the fiscal years ended December 31, 2015 and 2014. None of the services described above for each Fund’s fiscal years ended December 31, 2015 and 2014 were approved by the Audit Committees pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.
Principal Shareholders. As of the Record Date, to the knowledge of each respective Fund, the following persons beneficially owned more than 5% of the voting securities of such Fund:

MCN
Shareholder Name and Address	Shares Held	Percentage Owned
Advisors Asset Management, Inc., 18925 Base Camp Road, Monument, CO 80132	2,871,875	14.905%
Punch & Associates Investment Management, Inc., 7701 France Avenue South, Suite 300, Edina, MN 55435	1,147,248	5.95%
1Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission.

MSP
Shareholder Name and Address	Shares Held	Percentage Owned
Karpus Management, Inc., d/b/a Karpus Investment Management, 183 Sully's Trail, Pittsford, NY 14534	602,225	10.39%
Morgan Stanley, Morgan Stanley Smith Barney, LLC, 1585 Broadway, New York, NY 10036	526,984	9.1%
1Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission.

"Section 16(a)" Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of each Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for each Fund’s fiscal year ended December 31, 2015, all filings applicable to such persons for each Fund were completed and filed in a timely manner.
Privacy Policy of the Funds. The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.
Generally, each Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). The Funds restrict access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Funds maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Deadline for Shareholder Proposals. Shareholder proposals intended for inclusion in each Fund’s Proxy Statement in connection with each Fund’s 2017 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by each Fund at each Fund’s principal executive offices by February 16, 2017.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by each Fund at each Fund’s principal executive offices not later than May 1, 2017.
Important Notice Regarding the Availability of Proxy Materials. This Proxy Statement is available at the website listed on your proxy card.
Other Matters. Each Fund's management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Annual Meeting of each Fund will necessitate adjournment of the Annual Meeting. In the event that a quorum is present at the Annual Meeting of each Fund but sufficient votes to approve the Proposal(s) are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Annual Meeting with respect to the Proposals to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
One Proxy Statement may be delivered to two or more Shareholders who share an address, unless either Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact their Fund at 550 Science Drive, Madison, Wisconsin 53711, or 800-767-0300.
WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.
Very truly yours,
By order of the Board of Trustees
Holly S. Baggot, Secretary
August 7, 2016

Attachment A
Madison Funds
Madison Covered Call and Equity Strategy Fund
Madison Strategic Sector Premium Fund
Ultra Series Fund (collectively, the "Trusts")
Audit Committee Charter
As Amended and Restated Effective February 5, 2014

I.	Membership and Qualifications of the Audit Committee
The Audit Committee shall consist of all of the Independent Trustees on the Board of Trustees. No member of the Audit Committee shall be an “interested person” of any of the Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees (“Board”) or a committee of the Board. The Board shall determine which members of the Audit Committee qualify as an “audit committee financial expert” as defined in Item 3 of Form N-CSR and shall annually thereafter determine whether (1) there have been any changes to such definition that would result in a previously qualified individual from no longer qualifying or (2) there are new Audit Committee members for whom no such qualification decision has been made. Because the Madison Funds and Ultra Series Fund are open-end mutual funds that hold themselves out as being in the same family of investment companies (collectively, the “Open-End Funds”), service on the Audit Committee of one or more of the Open-End Funds is considered service for a single fund company. Because the Madison Strategic Sector Premium Fund and the Madison Covered Call and Equity Strategy Fund (together, the “Closed-End Funds”), although being part of the Madison complex of investment companies, are closed-end funds that maintain a separate identity from the Open-End Funds, service on the Audit Committee of the Closed-End Funds is considered service for a separate fund company (separate and apart from service relating to the Open-End Funds).”

II.	Purposes of the Audit Committee
The purposes of the Audit Committee are:

a.
to oversee the accounting and financial reporting processes of each Trust and each of its series, if any, and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.	to oversee the quality and integrity of each Trust’s financial statements and the independent audit thereof;

c.
to oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to the trust’s accounting and financial reporting, internal control over financial reporting and independent audits;

d.
to approve prior to appointment the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and

e.	to act as a liaison between the Trusts’ independent auditors and the full Board.
The independent auditors for the Trusts shall report directly to the Audit Committee.

III.	Duties and Powers of the Audit Committee

a.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

b.
to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on each Trust’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trusts’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

c.
to approve prior to appointment the engagement of the auditor to provide other audit services to the Trusts or to provide non-audit services to any Trust, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of such Trust;

d.
to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trusts’ auditors to provide any of the services described in (b) above;

e.
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

f.
to consider whether the non-audit services provided by the Trusts’ auditor to the Trusts’ investment adviser or any adviser affiliate that provides ongoing services to a Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

g.	to review the arrangements for and scope of the annual audit and any special audits;

h.	to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service;

i.
to consider information and comments from the auditors with respect to the Trusts’ accounting and financial reporting policies, procedures and internal control over financial reporting (including each Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of each Trust’s accounting and financial reporting;

j.
to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trusts’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Trusts’ financial statements;

k.	to resolve disagreements between management and the auditors regarding financial reporting;

l.
to review with the Trusts’ principal executive officer and/or principal financial officer in connection with required certifications on Form N- CSR and Form N-Q any significant deficiencies in the design or operation of the Trusts’ internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

m.
to establish procedures for the receipt, retention and treatment of complaints received by any Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of (i) any Trust, (ii) the adviser or distributor of any Trust or (iii) any other affiliated entity of any Trust or its adviser or distributor of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

n.	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting;

o.	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

p.	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Trust or series, as appropriate. In between regularly scheduled Audit Committee meetings, the Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permitted non-audit services; provided that any decisions of the Chairman to grant pre- approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting and provided further that the dollar amount of any such pre-approvals, individually and not in the aggregate, shall not exceed $25,000.

IV.	Role and Responsibilities of the Audit Committee
The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Trusts’ management is responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trusts’ service providers, including the auditors.
Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of any Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

V.	Operations of the Audit Committee

a.
The Audit Committee shall meet on a regular basis and at least four times annually (coinciding with the regularly scheduled quarterly meeting of the Joint Boards of the Trusts) and is empowered to hold special meetings as circumstances require. In addition to the regularly scheduled meetings, the Chairman or a majority of the members shall be authorized to call a special meeting of the Audit Committee and send notice thereof.

b.
The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s charter documents.

c.	The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

d.
The Audit Committee shall periodically meet, in separate executive sessions, with representatives of Trust management and the Trusts’ independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts’ investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to any Trust’s accounting and compliance as well as other Trust-related matters.

e.	The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

f.
The Audit Committee shall select one of its members to be the Chairman and may select a Vice Chair. The Chairman shall be elected by the Audit Committee annually. If more than one member of the Audit Committee has qualified as an “audit committee financial expert,” then the Audit Committee shall select among one of its qualified members to be the Audit Committee Financial Expert by electing the Audit Committee Financial Expert annually.

g.
A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

h.
The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Attachment B
Madison Funds
Madison Covered Call & Equity Strategy Fund
Madison Strategic Sector Premium Fund
Ultra Series Fund (collectively, the "Trusts")
Nominating and Governance Committee Charter
Amended and Restated Effective April 19, 2013

I. Membership and Qualifications of the Nominating and Governance Committee
The Nominating and Governance Committee (the “Committee”) shall consist of all of the Independent Trustees on the Board of Trustees (the “Board”). No member of the Nominating and Governance Committee shall be an “interested person” of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Interested Persons”),1 nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees (“Board”) or a committee of the Board. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

II.	Purposes of the Nominating and Governance Committee
The purposes of the Nominating and Governance Committee of the Boards of the Trusts is to review matters pertaining to the composition, committees, and operations of the Board.

III.	Duties and Powers of the Nominating and Governance Committee
The Committee shall have the following duties and powers:

1.	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee.

2.	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

3.	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.
The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.

________________________________________________________________________________________________________________________________________________________________________________
1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

IV.	Role and Responsibilities of Nominating and Governance Committee
The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.
The Committee also requires that no Trustee may continue to serve after the end of the calendar year in which the Trustee attains age seventy-six (76) unless all of the other Trustees, including those who are not Independent Trustees, unanimously approve such Trustee continuing to hold office at a regular or special Trustee meeting. After any such initial approval, the decision to allow such a Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired on the last day of the applicable calendar year unless he or she requests an earlier retirement date.
V.Operations of Nominating and Governance Committee
The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).
Appendix A
Procedures for Shareholders to Submit Nominee Candidates
A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the respective Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the applicable Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

PROXY MADISON STRATEGIC SECTOR PREMIUM FUND PROXY
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 8, 2016
550 Science Drive
Madison, Wisconsin 53711
This proxy is solicited on behalf of the Board of Trustees.
Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Joint Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Thursday, September 8, 2016, at 9:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

999 9999 9999 999
[Shareholder Name and Address] Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON
THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

_________________________________________________________
Signature
_________________________________________________________
Signature (if held jointly)
_________________________________________________________
Date     MSP_27893_062916

PLEASE MARK BOXES BELOW IN BLUE OR BLACK IN AS FOLLOWS. EXAMPLE: ■

Proposals to be Voted On:

1.b Election of Trustees - The Board of Trustees recommends a vote FOR the nominees listed below:
                 FOR     WITHHOLD
01. Katherine L. Frank*      ☐ ☐
02. James R. Imhoff, Jr.*      ☐ ☐
* Class II Trustees of the Madison Strategic Sector Premium Fund to serve until the Fund's 2019 Annual
Meeting of Shareholders or until his/her successor shall have been elected and qualified.
2. Shareholder Proposal Regarding Self-Tender Offer - The Board of Trustees recommends FOR AGAINST ABSTAIN a vote AGAINST the proposal. ☐ ☐ ☐
Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR Proposal 1, the election of the named Trustee nominees, and AGAINST Proposal 2, the Shareholder Proposal regarding Self-Tender Offer.   If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on September 8, 2016:
The Proxy Statement for this meeting is available at: http://www.madisonfunds.com/ProxyMSP

EVERY VOTE IS IMPORTANT!

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.
MSP_27893_062916

PROXY MADISON COVERED CALL & EQUITY STRATEGY FUND PROXY
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 8, 2016
550 Science Drive
Madison, Wisconsin 53711
This proxy is solicited on behalf of the Board of Trustees.
Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Joint Annual Meeting of Shareholders of the Madison Covered Call & Equity Strategy Fund, to be held on Thursday, September 8, 2016, at 9:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

999 9999 9999 999
[Shareholder Name and Address] Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON
THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
___________________________________________________________
Signature
___________________________________________________________
Signature (if held jointly)
___________________________________________________________
Date     MCN_27893_062916

PLEASE MARK BOXES BELOW IN BLUE OR BLACK IN AS FOLLOWS. EXAMPLE: ■

Proposals to be Voted On:

1.a. Election of Trustee - The Board of Trustees recommends a vote FOR the nominee listed below:
                                     FOR     WITHHOLD
01. Steven P. Riege*     ☐ ☐
* Class III Trustee of the Madison Covered Call & Equity Strategy Fund to serve until the Fund's 2019
Annual Meeting of Shareholders or until his successor shall have been elected and qualified.

Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR the election of the named Trustee nominee.  If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for the election of such other person as they may consider qualified. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting to be held on September 8, 2016:
The Proxy Statement for this meeting is available at: http://www.madisonfunds.com/ProxyMCN

EVERY VOTE IS IMPORTANT!

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.
MCN_27893_062916